UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

APRIL 15, 2015

Greystone Logistics, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	000-26331	75-2954680
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1613 E. 15th, Tulsa, Oklahoma	74120
(Address of principal executive offices)	(Zip Code)

(918) 583-7441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 15, 2015, Greystone Logistics, Inc. (the “Company”) issued a press release regarding its unaudited financial results for the nine-month and three-month periods ended February 28, 2015. A copy of the press release dated April 15, 2015 is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including exhibits, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01. Regulation FD Disclosure.

As noted above in Item 2.02 of this Current Report on Form 8-K, the registrant issued a press release on April 15, 2015. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is being furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated April 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREYSTONE LOGISTICS, INC.

Date: April 16, 2015	By:	/s/ William W. Rahhal
William W. Rahhal
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 15, 2015.